Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories
14. Inventories

(CAD$ in millions)	December 31, 2024	December 31, 2023
Supplies	$1,235	$1,318
Raw materials	260	277
Work in process	774	1,046
Finished products	636	655
	2,905	3,296
Less non-current portion (Note 20)	(307)	(350)
	$2,598	$2,946

Cost of sales of $7.5 billion (2023 – $5.4 billion) includes $6.3 billion (2023 – $4.7 billion) of production costs that were recognized as part of inventories and subsequently expensed when sold during the year.

No inventories were held at net realizable value as at December 31, 2024 (2023 – $49 million were held at net realizable value). Total inventory write-downs in 2024 were $42 million (2023 – $26 million) and were included as part of cost of sales.

Non-current inventories consist of ore stockpiles and other in-process materials that are not expected to be sold within one year.